Exhibit 99.1

NEWS RELEASE

Investor/Media Contact:

Stacy Roughan

NuVasive, Inc.

1-858-909-1812

sroughan@nuvasive.com

NUVASIVE REPORTS SECOND QUARTER 2015 FINANCIAL RESULTS

Second Quarter 2015 Highlights:

•	Revenue increased 6.4% to $202.9 million, or 8.5% on a constant currency basis;

•	Non-GAAP operating profit margin of 15.3%; GAAP operating profit margin of 12.7%;

•	Adjusted EBITDA margin of 24.9%;

•	Non-GAAP net income of $15.7 million; GAAP net income of $10.3 million;

•	Non-GAAP earnings per share of $0.31; GAAP earnings per share of $0.20; and

•	Company increases guidance for full year 2015 for non-GAAP operating margin, adjusted EBITDA and earnings per share.

SAN DIEGO, CA – July 28, 2015 - NuVasive, Inc. (Nasdaq: NUVA), a leading medical device company focused on transforming spine surgery with minimally disruptive, procedurally-integrated solutions, announced today financial results for the quarter ended June 30, 2015.

“We are pleased to report another strong quarter that resulted in revenue growth of more than 8% and an impressive 460 basis point increase in profitability, as we continued to take market share and gain momentum in our efforts to improve operational efficiencies,” said Gregory T. Lucier, Chairman and Chief Executive Officer of NuVasive. “We are laser-focused on increasing our market share by rapidly developing disruptive technologies and services for spine surgery, expanding our global footprint in existing and new markets, and positioning NuVasive as a commercial powerhouse with integrated sales, service and specialized customer marketing programs. With these efforts underway, we look to move even faster to drive NuVasive’s next phase of growth and success, while generating enhanced long-term value for our shareholders.”

A full reconciliation of non-GAAP to GAAP measures can be found in the tables of this news release.

Second Quarter 2015 Results

NuVasive reported second quarter 2015 total revenue of $202.9 million, a 6.4% increase compared to $190.7 million for the second quarter 2014. On a constant currency basis, second quarter 2015 total revenue increased 8.5% compared to the same period last year.

GAAP gross profit for the second quarter 2015 was $154.5 million and gross margin was 76.1% compared to a gross profit of $145.8 million and a gross margin of 76.5% for the second quarter 2014.

Total GAAP operating expenses for the second quarter 2015 were $128.6 million compared to $141.2 million in the second quarter 2014.

The Company reported a GAAP net income of $10.3 million, or $0.20 per share, for the second quarter 2015 compared to a GAAP net loss of $(4.1) million, or $(0.09) per share, for the second quarter 2014.

On a non-GAAP basis, the Company reported net income of $15.7 million, or $0.31 per share, for the second quarter 2015 compared to net income of $7.6 million, or $0.15 per share, for the second quarter 2014.

Cash, cash equivalents and short and long-term marketable securities were approximately $306.6 million at June 30, 2015.

Annual Guidance for 2015

The Company provided the following updated projections to its full year 2015 guidance:

•

Revenue of approximately $810.0 million, which includes an approximate $13.0 million of currency headwinds, or approximately 6.2% growth compared to revenue of $762.4 million for 2014; on a constant currency basis revenue is expected to grow approximately 7.9%; versus a prior expectation of 7.8% for 2015;

•	GAAP earnings per share of approximately $1.18 compared to GAAP loss per share of ($0.36) for 2014; versus a prior expectation of $1.12 for 2015;

•	Non-GAAP earnings per share of approximately $1.17, an increase of approximately 74.2% compared to non-GAAP earnings of $0.67 for 2014; versus a prior expectation of $1.10 for 2015;

•	Non-GAAP operating margin of approximately 15.0%, an increase of approximately 360 basis points compared to 11.4% for 2014; versus a prior expectation of 14.4% for 2015;

•	Adjusted EBITDA margin of approximately 25.2%, an increase of approximately 330 basis points compared to 21.9% for 2014; versus a prior expectation of 24.6% for 2015;

•	GAAP effective tax expense rate of approximately 45.0%; versus a prior expectation of 46.0% for 2015; and

•	Non-GAAP effective tax expense rate of approximately 45.0%; versus a prior expectation of 46.0% for 2015.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company’s website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of Full Year EPS Guidance

		2015 Guidance
	2014 Actuals	Prior [1]	Current [2]
GAAP earnings (loss) per share	$(0.36)	$1.12	$1.18
Impact of change from basic to diluted share count	0.02	—	—
Impact of treasury method on convertible notes [3]	—	0.03	0.03

Adjusted GAAP earnings (loss) per share, adjusted to diluted share count	$(0.34)	$1.15	$1.21
Amortization of intangible assets	0.16	0.14	0.14
Leasehold related charges	0.13	0.03	0.03
Litigation liability	0.36	(0.50)	(0.49)
Intangible asset impairment	0.13	—	—
CEO transition related costs	—	0.04	0.04
One-time and acquisition related items [4]	0.05	0.05	0.05
Non-cash interest expense on convertible notes	0.18	0.19	0.19

Non-GAAP earnings per share	$0.67	$1.10	$1.17

GAAP Weighted shares outstanding - basic	46,715	48,593	48,593

GAAP Weighted shares outstanding - diluted	46,715	52,607	52,607

Non-GAAP Weighted shares outstanding - diluted [3]	49,676	51,431	51,431

[1]	Effective tax expense rate of ~46% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[2]	Effective tax expense rate of ~45% applied to GAAP earnings and ~40% applied to Non-GAAP adjustments
[3]	Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under US GAAP in weighted average shares outstanding
[4]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Non-GAAP Operating Margin %

		2015 Guidance
(in thousands, except %)	2014 Actuals	Prior	Current
Non-GAAP Gross Margin % [A]	76.1%	77.3%	76.7%
GAAP Gross Margin [D]	76.1%	77.3%	76.7%

Non-GAAP Sales, Marketing & Administrative Expense [B]	59.9%	57.9%	56.9%
Leasehold related charges	1.4%	0.4%	0.4%
CEO transition related costs	—	0.4%	0.4%
One-time and acquisition related items [1]	0.3%	0.5%	0.5%

GAAP Sales, Marketing & Administrative Expense [E]	61.6%	59.2%	58.2%

Non-GAAP Research & Development Expense [C]	4.8%	5.0%	4.8%
One-time and acquisition related items [1]	0.2%	—	—

GAAP Research & Development Expense [F]	5.0%	5.0%	4.8%

Litigation liability [G]	3.9%	-5.3%	-5.2%
Intangible asset impairment [H]	1.4%	—	—
Amortization of intangible assets [I]	1.8%	1.5%	1.5%

Non-GAAP Operating Margin % [A-B-C]	11.4%	14.4%	15.0%

GAAP Operating Margin % [D-E-F-G-H-I]	2.4%	16.9%	17.4%

[1]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of EBITDA %

		2015 Guidance
(in thousands, except %)	2014 Actuals	Prior	Current
Net Income / (Loss)	-2.2%	7.3%	7.7%
Interest (income) / expense, net	3.5%	3.5%	3.6%
Provision for income taxes	0.8%	6.0%	6.1%
Depreciation and amortization [1]	8.1%	7.5%	7.8%

EBITDA	10.2%	24.3%	25.2%
Non-cash stock based compensation	4.4%	4.2%	3.9%
Leasehold related charges	1.4%	0.4%	0.4%
Litigation liability	3.9%	-5.3%	-5.2%
Intangible asset impairment	1.4%	—	—
CEO transition related costs [2]	—	0.4%	0.4%
One-time and acquisition related items [3]	0.5%	0.5%	0.5%

Adjusted EBITDA	21.9%	24.6%	25.2%

[1]	Included in leasehold related charges are accelerated depreciation as a result of early leasehold terminations, which thereby were excluded from the depreciation line
[2]	Included in CEO transition related costs are $1.2m of stock based compensation charges, which thereby were excluded from the non-cash stock based compensation line
[3]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating margin, which exclude amortization of intangible assets, leasehold related charges, one-time restructuring and acquisition related items, CEO transition related costs, certain litigation charges and non-cash interest expense on convertible notes. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers.

The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, leasehold related charges, CEO transition related costs, certain litigation liabilities, acquisition related items and other significant one-time items. Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

Reconciliation of Second Quarter 2015 Results

GAAP Earnings per Share to Non-GAAP Earnings per Share

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		$10,268	$0.21
GAAP impact of change from basic to diluted share count			(0.01)

GAAP net income, adjusted to diluted share count			0.20

Impact of treasury method on convertible notes [1]			0.00
Amortization of intangible assets	2,974	1,784	0.04
Leasehold related charges	159	95	0.00
Litigation liability	568	341	0.01
CEO transition related costs	110	66	0.00
One-time and acquisition related items [2]	1,366	820	0.02
Non-cash interest expense on convertible notes	3,912	2,347	0.05

Non-GAAP earnings		$15,721	0.31

GAAP weighted shares outstanding - basic			48,545

GAAP weighted shares outstanding - diluted			51,681

Non-GAAP weighted shares outstanding - diluted [1]			50,740

[1]

Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under US GAAP in weighted average shares outstanding (941k shares)

[2]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Year To Date 2015 Results

GAAP Earnings per Share to Non-GAAP Earnings per Share

(in thousands, except per share data)	Pre-Tax Adjustments	Net of Tax	Earnings Per Share
GAAP net income		41,828	$0.87
GAAP impact of change from basic to diluted share count			(0.06)

GAAP net income, adjusted to diluted share count			0.81

Impact of treasury method on convertible notes [1]			0.01
Amortization of intangible assets	5,970	3,582	0.07
Leasehold related charges	3,040	1,824	0.04
Litigation liability	(42,007)	(25,204)	(0.50)
CEO transition related costs	3,470	2,082	0.04
One-time and acquisition related items [2]	3,385	2,031	0.04
Non-cash interest expense on convertible notes	7,754	4,652	0.09

Non-GAAP earnings		$30,795	$0.61

GAAP weighted shares outstanding - basic			48,269

GAAP weighted shares outstanding - diluted			51,700

Non-GAAP weighted shares outstanding - diluted [1]			50,784

[1]

Excludes the impact of share dilution of the convertible bond for which the Company has a hedge in place but is considered anti-dilutive under US GAAP in weighted average shares outstanding (916k shares)

[2]	Acquisition related items include expenses associated with M&A related activity and as incurred

Reconciliation of Second Quarter and Six Months 2015 Results

GAAP net income to Adjusted EBITDA

(in thousands, except per share data)	Three months ended June 30, 2015	Six months ended June 30, 2015

GAAP net income	$10,268	$41,828
Interest (income) / expense, net	6,897	13,604
Provision for income taxes	8,644	26,529
Depreciation and amortization	16,553	32,630

EBITDA	$42,362	$114,591

Non-cash stock based compensation [1]	5,883	12,261
Leasehold related charges	159	3,040
Litigation liability	568	(42,007)
CEO related transition costs	110	3,470
One-time and acquisition related items	1,366	3,385

Adjusted EBITDA	$50,448	$94,740

As a percentage of revenue	24.9%	24.0%

[1]	Included in CEO related transition costs are $1.2m of stock based compensation charges, which thereby were excluded from the non-cash stock based compensation line in the six months ended

Investor Conference Call

The Company will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its second quarter 2015 financial performance. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company’s website at www.nuvasive.com.

After the live webcast, the call will remain available on NuVasive’s website through August 28, 2015. In addition, a telephone replay of the call will be available until August 4, 2015. The replay dial-in numbers are 1-877-870-5176 for domestic callers and 1-858-384-5517 for international callers. Please use pin number: 13612991.

About NuVasive

NuVasive is an innovative global medical device company that is changing spine surgery with minimally disruptive surgical products and procedurally-integrated solutions for the spine. NuVasive has emerged from a small startup to become the #3 player in the $9 billion global spine market and remains focused on market share-taking strategies as the Company continues on its path to become the industry’s leading spine company. NuVasive offers a comprehensive spine portfolio of more than 90 unique products developed to improve spine surgery and patient outcomes. The Company’s principal procedural solution is its Maximum Access Surgery, or MAS®, platform for lateral spine fusion. MAS was designed to provide safe, reproducible, and clinically proven outcomes, and is a highly differentiated solution with fully integrated neuromonitoring, customizable exposure, and a broad offering of application-specific implants and fixation devices designed to address a variety of pathologies.

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the second quarter 2015, as well as financial projections for 2015. The numbers for second quarter 2015 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. In addition, the Company’s projections for 2015 represent its initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
(unaudited)	2015	2014	2015	2014
Revenue	$202,910	$190,677	$395,293	$368,172
Cost of goods sold (excluding below amortization of intangible assets)	48,415	44,836	94,079	88,130

Gross profit	154,495	145,841	301,214	280,042
Operating expenses:
Sales, marketing and administrative	115,317	116,970	231,413	235,074
Research and development	8,782	10,067	18,046	19,522
Amortization of intangible assets	2,974	3,473	5,970	7,470
Impairment of intangible assets	—	10,708	—	10,708
Litigation liability (gain) loss	568	—	(42,007)	30,000
Business transition costs	991	—	6,364	—

Total operating expenses	128,632	141,218	219,786	302,774
Interest and other expense, net:
Interest income	344	233	763	450
Interest expense	(7,242)	(6,979)	(14,368)	(13,844)
Other income (expense), net	(281)	(205)	143	171

Total interest and other expense, net	(7,179)	(6,951)	(13,462)	(13,223)

Income (loss) before income taxes	18,684	(2,328)	67,966	(35,955)
Income tax (expense) benefit	(8,644)	(1,942)	(26,529)	13,153

Consolidated net income (loss)	$10,040	$(4,270)	$41,437	$(22,802)

Add back net loss attributable to non-controlling interests	$(228)	$(182)	$(391)	$(438)

Net income (loss) attributable to NuVasive, Inc.	$10,268	$(4,088)	$41,828	$(22,364)

Net income (loss) per share attributable to NuVasive, Inc.:
Basic	$0.21	$(0.09)	$0.87	$(0.48)

Diluted	$0.20	$(0.09)	$0.81	$(0.48)

Weighted average shares outstanding:
Basic	48,545	46,832	48,269	46,320

Diluted	51,681	46,832	51,700	46,320

NuVasive, Inc.

Consolidated Balance Sheets

(in thousands, except par values and share amounts)

	June 30,	December 31,
	2015	2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$78,637	$142,387
Short-term marketable securities	200,052	220,329
Restricted cash and investments	32,755	—
Accounts receivable, net of allowances of $6,251 and $5,844, respectively	116,835	118,959
Inventory, net	163,651	154,638
Deferred and prepaid taxes	83,978	59,233
Prepaid expenses and other current assets	8,423	10,325

Total current assets	684,331	705,871
Property and equipment, net	142,076	128,565
Long-term marketable securities	27,921	43,042
Intangible assets, net	89,978	96,555
Goodwill	154,305	154,443
Deferred tax assets, non-current	42,035	65,330
Restricted cash and investments	119,731	123,233
Other assets	25,388	26,420

Total assets	$1,285,765	$1,343,459

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$61,099	$133,324
Accrued payroll and related expenses	29,490	38,032
Litigation liabilities	41,065	30,000
Deferred and income tax liabilities	785	13,543

Total current liabilities	132,439	214,899
Senior Convertible Notes	368,501	360,746
Deferred and income tax liabilities, non-current	9,289	12,526
Non-current litigation liabilities	87,495	93,700
Other long-term liabilities	12,679	13,230
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 120,000,000 shares authorized at June 30, 2015 and December 31, 2014, 51,299,463 and 47,691,744 issued and outstanding at June 30, 2015 and December 31, 2014, respectively	51	48
Additional paid-in capital	940,765	847,145
Accumulated other comprehensive loss	(10,970)	(9,670)
Accumulated deficit	(145,110)	(186,938)
Treasury stock at cost; 2,468,592 shares and 233,369 shares at June 30, 2015 and December 31, 2014, respectively	(117,293)	(10,537)

Total NuVasive, Inc. stockholders’ equity	667,443	640,048
Non-controlling interests	7,919	8,310

Total equity	$675,362	$648,358

Total liabilities and equity	$1,285,765	$1,343,459

NuVasive, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
(Unaudited)	2015	2014
Operating activities:
Consolidated net income (loss)	$41,437	$(22,802)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	32,630	31,043
Amortization of non-cash interest	8,749	8,081
Stock-based compensation	13,493	16,549
Impairment of intangible assets	—	10,708
Deferred income taxes	19,996	—
Reserves on current assets	4,083	2,383
Other non-cash adjustments	10,669	4,114
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	637	(8,603)
Inventory	(15,181)	(20,930)
Prepaid expenses and other current assets	1,182	(2,839)
Accounts payable and accrued liabilities	6,841	12,999
Income taxes	(38,666)	(15,111)
Accrued royalties	(47,112)	7,192
Litigation liability	4,795	30,000
Accrued payroll and related expenses	(8,370)	(4,473)

Net cash provided by operating activities	35,183	48,311
Investing activities:
Cash paid for acquisitions and investments	(1,357)	(59)
Purchase of intangible assets	(28,589)	—
Purchases of property and equipment	(47,976)	(32,560)
Purchases of marketable securities	(129,549)	(129,080)
Sales of marketable securities	164,147	103,650
Purchases of restricted investments	(62,625)	—
Sales of restricted investments	33,809	—

Net cash used in investing activities	(72,140)	(58,049)
Financing activities:
Incremental tax benefits related to stock-based compensation awards	9,928	—
Proceeds from the issuance of common stock	8,360	14,193
Payment of contingent consideration	(514)	(498)
Purchase of treasury stock	(43,937)	(44)
Other financing activities	(87)	(644)

Net cash (used in) provided by financing activities	(26,250)	13,007
Effect of exchange rate changes on cash	(543)	367

(Decrease) increase in cash and cash equivalents	(63,750)	3,636
Cash and cash equivalents at beginning of period	142,387	102,825

Cash and cash equivalents at end of period	$78,637	$106,461